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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): January 21, 2002


                               VIA NET.WORKS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-29391               84-1412512
      (State or Other              (Commission           (IRS Employer
      Jurisdiction of              File Number)      Identification Number)
       Incorporation)

                       12100 Sunset Hills Road, Suite 110
                             Reston, Virginia 20190
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (703) 464-0300




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                               VIA NET.WORKS, INC.

Item 5.  Other Events.

         On January 21, 2002, VIA NET.WORKS, Inc. issued a press release announcing a change of leadership in the company. A copy of the press release is attached as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

     (c) Exhibit.

     99 Press Release, dated January 21, 2002, announcing a change of leadership in the company.

                                      -2-

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2002                  VIA NET.WORKS, Inc.



                                        By:   /s/ Matt S. Nydell
                                            ------------------------------------
                                            Matt S. Nydell
                                            Vice President, Secretary and
                                            General Counsel

                                      -3-

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                                  EXHIBIT INDEX

99 Press Release, dated January 21, 2002 announcing a change of leadership in the company.